Exhibit 21

                         Subsidiaries of the Registrant

                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
Omnicom Group Inc................................     New York                         --                          --
Omnicom International Inc........................     Delaware                     Registrant                     100%
Omnicom Management Inc...........................     Delaware                     Registrant                     100%
Omnicom Finance Inc..............................     Delaware                 BBDO Worldwide Inc.                 33%
                                                                           DDB Needham Worldwide Inc.              33%
                                                                             Omnicom Management Inc.               34%
Altschiller Reitzfeld Inc........................     New York                     Registrant                     100%
Goodby, Berlin & Silverstein Holdings Inc........    California                    Registrant                     100%
Goodby, Berlin and Silverstein, Inc..............    California    Goodby, Berlin & Silverstein Holdings Inc.     100%
BBDO Worldwide Inc...............................     New York                     Registrant                     100%
BBDO Atlanta, Inc................................      Georgia                 BBDO Worldwide Inc.                100%
BBDO Chicago, Inc................................     Delaware                 BBDO Worldwide Inc.                100%
BBDO Detroit, Inc................................     Delaware                 BBDO Worldwide Inc.                100%
BBDO International Inc...........................     Delaware             Omnicom International Inc.             100%
David Ratto/BBDO S.A.............................     Argentina                BBDO Worldwide Inc.                 20%
Clemenger BBDO Ltd...............................     Australia                BBDO Worldwide Inc.                 47%
Clemenger Perth Pty. Ltd.........................     Australia                Clemenger BBDO Ltd.                 47%
Clemenger Pty. Ltd...............................     Australia                Clemenger BBDO Ltd.                 47%
HCL Group Pty. Ltd. (Melbourne)..................     Australia                Clemenger BBDO Ltd.                 47%
Clemenger Adelaide Pty. Ltd......................     Australia                Clemenger BBDO Ltd.                 47%
HCL Group Pty. Ltd. (Sydney).....................     Australia                Clemenger BBDO Ltd.                 47%
Clemenger Direct Response Pty. Ltd. (Melbourne)..     Australia                Clemenger BBDO Ltd.                 37%
HCL Group Pty. Ltd. (Brisbane)...................     Australia                Clemenger BBDO Ltd.                  9%
Clemenger Sydney Pty. Ltd........................     Australia                Clemenger BBDO Ltd.                 47%
Port Productions Pty. Ltd........................     Australia                Clemenger BBDO Ltd.                 35%
Clemenger Brisbane Pty. Ltd......................     Australia                Clemenger BBDO Ltd.                 47%
Clemenger Direct Response Pty. Ltd. (Sydney).....     Australia                Clemenger BBDO Ltd.                 37%
Clemenger Tasmania Pty. Ltd......................     Australia                Clemenger BBDO Ltd.                 47%
Clemenger Melbourne Pty. Ltd.....................     Australia                Clemenger BBDO Ltd.                 47%
Whybin and Partners Pty. Ltd.....................     Australia                Clemenger BBDO Ltd.                 15%
TEAM/BBDO Werbeagentur Ges. m.b.H................      Austria                 BBDO Worldwide Inc.                100%
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......      Austria          TEAM/BBDO Werbeagentur Ges. m.b.H          87%
Sponsoring & Event Marketing S.A.................      Belgium                  BBDO Belgium S.A.                  65%
Omnimedia S.A....................................      Belgium                  BBDO Belgium S.A.                  44%
Media Team S.A...................................      Belgium                  BBDO Belgium S.A.                  65%
Media Team Planning S.A..........................      Belgium                  BBDO Belgium S.A.                  44%
Morael & Partners S.A............................      Belgium                  BBDO Belgium S.A.                  62%
VVL/BBDO S.A.....................................      Belgium                  BBDO Belgium S.A.                  70%
Moors Bronselaer S.A.............................      Belgium                  BBDO Belgium S.A.                  83%
BBDO Belgium S.A.................................      Belgium                 BBDO Worldwide Inc.                 88%
Media Team S.A...................................      Belgium                 BBDO Worldwide Inc.                 44%
N'Lil S.A........................................      Belgium                  BBDO Belgium S.A.                  45%
Topolino S.A.....................................      Belgium                  BBDO Belgium S.A.                  45%
RPV Comunicacoes Ltda............................      Brazil             ALMAP/BBDO Comunicacoes Ltda.            70%
ALMAP/BBDO Comunicacoes Ltda.....................      Brazil                BBDO Publicidade, Ltda.               70%
BBDO Publicidade, Ltda...........................      Brazil                  BBDO Worldwide Inc.                100%
McKim Communications.............................      Canada                   BBDO Canada Inc.                  100%
Stringham & Grant Tandy..........................      Canada                   BBDO Canada Inc.                   50%
PNMD, Inc........................................      Canada                   BBDO Canada Inc.                   30%
BBDO Canada Inc..................................      Canada                  BBDO Worldwide Inc.                100%
BBDO Chile, S.A..................................       Chile                  BBDO Worldwide Inc.                 45%
BBDO/CNUAC Advertising Co. Ltd...................       China                BBDO Asia Pacific Ltd.                51%




                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
Alberto H. Garnier, S.A..........................    Costa Rica                BBDO Worldwide Inc.                 20%
BBDO D.O.O Zagreb................................      Croatia                 BBDO Worldwide Inc.                 40%
Impact/BBDO International Ltd....................      Cyprus                  BBDO Worldwide Inc.                 44%
Mark/BBDO, joint stock company...................  Czech Republic              BBDO Worldwide Inc.                 36%
Media Direction..................................  Czech Republic              BBDO Worldwide Inc.                 20%
BBDO Denmark A/S.................................      Denmark                  BBDO Holding A/S                   49%
BBDO Business Communications A/S.................      Denmark                  BBDO Holding A/S                   30%
J & J Business Communications A/S................      Denmark                  BBDO Holding A/S                   21%
BBDO Holding A/S.................................      Denmark                 BBDO Worldwide Inc.                100%
SEPIA A/S........................................      Denmark                  BBDO Denmark A/S                   12%
The Media Partnership A/S........................      Denmark                  BBDO Denmark A/S                   10%
Impact/BBDO......................................       Egypt            Impact/BBDO International Ltd.            40%
Apex Publicidad, S.A. de C.V.....................    El Salvador             Garnier/BBDO Inc. S.A.                10%
Bookkeeper Investment OY.........................      Finland                 BBDO Worldwide Inc.                 86%
OY Avant/BBDO Ltd................................      Finland              Bookkeeper Investment OY               69%
AKT/BBDO Business Communications OY..............      Finland              Bookkeeper Investment OY               64%
Bookkeeper Financing OY..........................      Finland              Bookkeeper Investment OY               86%
La Compagnie S.A.................................      France                       BBDO GmbH                     100%
Nomad S.A........................................      France                   La Compagnie S.A.                  60%
The Media Partnership ...........................      France                   La Compagnie S.A.                  17%
Proximite S.A....................................      France                   La Compagnie S.A.                  70%
Directment S.A...................................      France                   La Compagnie S.A.                  45%
West End S.A.....................................      France                   La Compagnie S.A.                  50%
Realisation S.A..................................      France                   La Compagnie S.A.                  51%
Optimum Media S.A................................      France                   La Compagnie S.A.                  50%
Deslegan S.A.....................................      France                   La Compagnie S.A.                  40%
Reflexions S.A...................................      France                   La Compagnie S.A.                  55%
CLM/BBDO S.A.....................................      France                   La Compagnie S.A.                 100%
BBDO GmbH & Partner Kg...........................      Germany                      BBDO GmbH                      80%
TEAM/BBDO Berlin GmbH............................      Germany               BBDO GmbH & Partner Kg                80%
Stein Holding GmbH...............................      Germany               BBDO GmbH & Partner Kg                80%
Sponsor Partners GmbH............................      Germany               BBDO GmbH & Partner Kg                40%
Boebel, Adam/BBDO GmbH...........................      Germany               BBDO GmbH & Partner Kg                36%
Kohtes & Klewes GmbH.............................      Germany               BBDO GmbH & Partner Kg                35%
K & K Kohtes, Klewes Public Relations GmbH.......      Germany                Kohtes & Klewes GmbH                 35%
K & K Kohtes, Klewes & Partner Umwelt-
   kommunikation GmbH ...........................      Germany                Kohtes & Klewes GmbH                 19%
Claus Koch Corp. Communications GmbH.............      Germany               BBDO GmbH & Partner Kg                30%
TEAM DIRECT Ges fur Direct Marketing GmbH........      Germany               BBDO GmbH & Partner Kg                60%
Hiel/BBDO GmbH...................................      Germany               BBDO GmbH & Partner Kg                32%
BBDO Business Communications GmbH................      Germany               BBDO GmbH & Partner Kg                64%
The Media Partnership............................      Germany               BBDO GmbH & Partner Kg                20%
BBDO Dusseldorf GmbH.............................      Germany               BBDO GmbH & Partner Kg                78%
Economia Holding GmbH (Hamburg)..................      Germany               BBDO GmbH & Partner Kg                40%
BBDO/TELECOM GmbH................................      Germany               BBDO GmbH & Partner Kg                64%
Media Direction GmbH.............................      Germany               BBDO GmbH & Partner Kg                22%
HM1 Heuser, Mayer, Partner GmbH..................      Germany               BBDO GmbH & Partner Kg                32%
Hildmann  & Schneider GmbH.......................      Germany               BBDO GmbH & Partner Kg                76%
M.I.D. GmbH......................................      Germany               BBDO GmbH & Partner Kg                40%
BBDO Hamburg GmbH................................      Germany               BBDO GmbH & Partner Kg                80%
BBDO GmbH .......................................      Germany                 BBDO Worldwide Inc.                100%
Fotostudio as der Alster GmbH....................      Germany           Economia Holding GmbH (Hamburg)           32%
Economia KG......................................      Germany           Economia Holding GmbH (Hamburg)           40%
Manfred Baumann GmbH.............................      Germany           Economia Holding GmbH (Hamburg)           40%
Brodersen, Stampe GmbH...........................      Germany           Economia Holding GmbH (Hamburg)           40%




                                       2

                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
Stein Promotions GmbH............................      Germany                 Stein Holding GmbH                  80%
Promotion Dynamics GmbH..........................      Germany                 Stein Holding GmbH                  64%
Stein Promotion Management Group GmbH............      Germany                 Stein Holding GmbH                  64%
BBDO Group S.A...................................      Greece                       BBDO GmbH                      80%
BBDO/Athens S.A..................................      Greece                    BBDO Group S.A.                   64%
Team/Athens S.A..................................      Greece                    BBDO Group S.A.                   30%
Tempo S.A........................................      Greece                    BBDO Group S.A.                   20%
BBDO Direct S.A..................................      Greece                    BBDO Group S.A.                   80%
The Media Partnership S.A. ......................      Greece                    BBDO Group S.A.                   20%
Cinemax S.A......................................      Greece                    BBDO Group S.A.                   59%
Global S.A.......................................      Greece                    BBDO Group S.A.                   80%
Service 800 S.A..................................      Greece                    BBDO Group S.A.                   32%
BBDO Business Communications S.A.................      Greece                    BBDO Group S.A.                   60%
IKON S.A.........................................      Greece                    BBDO Group S.A.                   39%
Point-Zero S.A...................................      Greece                    BBDO Group S.A.                   25%
B/P/R Ltd........................................      Greece                    BBDO Group S.A.                   79%
Grafis S.A.......................................      Greece                    BBDO Group S.A.                   56%
Lamda Alpha S.A..................................      Greece                    BBDO Group S.A.                   21%
BBDO Guatemala S.A...............................     Guatemala              Garnier/BBDO Inc. S.A.                30%
Zues Publicidad S.A. de C.V......................     Honduras               Garnier/BBDO Inc. S.A.                10%
BBDO Hong Kong Ltd...............................     Hong Kong              BBDO Asia Pacific Ltd.               100%
BBDO Asia Pacific Ltd............................     Hong Kong                BBDO Worldwide Inc.                100%
Topreklam/BBDO Int'l Advtg. Agency Ltd...........      Hungary                 BBDO Worldwide Inc.                 30%
RK Swamy/BBDO Advertising Ltd....................       India                BBDO Asia Pacific Ltd.                20%
Italia/BBDO S.p.A................................       Italy                  BBDO Worldwide Inc.                100%
The Media Partnership S.p.A......................       Italy                  Italia/BBDO S.p.A.                  25%
Strategies SAL...................................      Lebanon           Impact/BBDO International Ltd.            11%
Impact/BBDO......................................      Lebanon           Impact/BBDO International Ltd.            44%
BBDO (Malaysia) Sdn Bhd..........................     Malaysia               BBDO Asia Pacific Ltd.                70%
BBDO Mexico, S.A. de C.V.........................      Mexico                  BBDO Worldwide Inc.                100%
Perik Landewe & Partners B.V.....................    Netherlands                  BBDO BC B.V.                     26%
Keja/Donia B.V...................................    Netherlands              BBDO Nederlands B.V.                 50%
FHV/BBDO B.V.....................................    Netherlands              BBDO Nederlands B.V.                 50%
Bennis B/P/R B.V.................................    Netherlands              BBDO Nederlands B.V.                 50%
BBK B.V..........................................    Netherlands              BBDO Nederlands B.V.                 24%
Signum B.V.......................................    Netherlands              BBDO Nederlands B.V.                 50%
Bartels/Verdonk Impuls B.V.......................    Netherlands              BBDO Nederlands B.V.                 50%
BBDO BC B.V......................................    Netherlands              BBDO Nederlands B.V.                 50%
Heliberg Beheer B.V..............................    Netherlands              BBDO Nederlands B.V.                 30%
BBDO Nederlands B.V..............................    Netherlands               BBDO Worldwide Inc.                 50%
Liberty Films B.V................................    Netherlands                  FHV/BBDO B.V.                    50%
Mediacenter B.V..................................    Netherlands                  FHV/BBDO B.V.                    13%
Media Direction Netherlands B.V..................    Netherlands                  FHV/BBDO B.V.                    34%
The Media Partnership B.V........................    Netherlands                  FHV/BBDO B.V.                    10%
Clemenger/BBDO Ltd. (N.Z.).......................    New Zealand               Clemenger BBDO Ltd.                 47%
Colenso Communications Ltd.......................    New Zealand           Clemenger/BBDO Ltd. (N.Z.)              47%
HKM Advertising Ltd. ............................    New Zealand           Clemenger/BBDO Ltd. (N.Z.)              47%
Marcoa Direct Ltd. (Auckland)....................    New Zealand           Clemenger/BBDO Ltd. (N.Z.)              33%
Bosby Services...................................    New Zealand           Clemenger/BBDO Ltd. (N.Z.)              47%
BBDO Nicaragua S.A...............................     Nicaragua              Garnier/BBDO Inc. S.A.                25%
Jenssen & Borkenhagen A/S........................      Norway                       BBDO GmbH                      42%
Schroder Production A/S..........................      Norway               Jenssen & Borkenhagen A/S              42%
Garnier/BBDO Inc. S.A............................      Panama                  BBDO Worldwide Inc.                 50%
Campagnani/BBDO S.A..............................      Panama                Garnier/BBDO Inc. S.A.                10%
BBDO Peru S.A....................................       Peru                   BBDO Worldwide Inc.                 51%




                                       3

                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
PAC/BBDO Worldwide Inc...........................    Philippines             BBDO Asia Pacific Ltd.                30%
BBDO Warsaw......................................      Poland                  BBDO Worldwide Inc.                100%
The Media Partnership Ltda.......................     Portugal     BBDO Portugal Agencia de Publicidade, Ltda.     16%
Smash Ltda.......................................     Portugal     BBDO Portugal Agencia de Publicidade, Ltda.     59%
BBDO Portugal Agencia de Publicidade, Ltda.......     Portugal                 BBDO Worldwide Inc.                 65%
Consultores de Relaciones Publicas, Inc..........    Puerto Rico              BBDO Puerto Rico Inc.                85%
Headline Public Relations & Promotions, Inc......    Puerto Rico              BBDO Puerto Rico Inc.                85%
BBDO Puerto Rico Inc.............................    Puerto Rico               BBDO Worldwide Inc.                 85%
Graffiti/BBDO....................................      Romania                 BBDO Worldwide Inc.                 20%
BBDO Marketing...................................      Russia                  BBDO Worldwide Inc.                100%
Impact/BBDO......................................   Saudi Arabia         Impact/BBDO International Ltd.            44%
BBDO Singapore Pte Ltd...........................     Singapore              BBDO Asia Pacific Ltd.               100%
Mark/BBDO Ltd....................................  Slovak Republic       Mark/BBDO, joint stock company            17%
The Media Partnership S.A........................       Spain                   BBDO Espana S.A.                   23%
Tiempo/BBDO S.A..................................       Spain                   BBDO Espana S.A.                   72%
Contrapunto S.A..................................       Spain                   BBDO Espana S.A.                   67%
Tiempo/BBDO Madrid S.A...........................       Spain                   BBDO Espana S.A.                   70%
BBDO Espana S.A..................................       Spain                  BBDO Worldwide Inc.                 90%
Extension Madrid S.A.............................       Spain                Tiempo/BBDO Madrid S.A.               70%
Media Direction Madrid, S.A......................       Spain                Tiempo/BBDO Madrid S.A.               70%
Extension S.A.  .................................       Spain                   Tiempo/BBDO S.A.                   72%
DEC S.A.       ..................................       Spain                   Tiempo/BBDO S.A.                   61%
Media Direction..................................       Spain                   Tiempo/BBDO S.A.                   72%
Ehrenstrahle & Co. A.B...........................      Sweden                  BBDO Worldwide Inc.                 74%
HLR/BBDO Reklambyra A.B..........................      Sweden                  BBDO Worldwide Inc.                 40%
Ehrenstrahle & Co on Stockholm A.B...............      Sweden                Ehrenstrahle & Co. A.B.               74%
HLR/Diversified Agencies A.B.....................      Sweden               HLR/BBDO Reklambyra A.B.               40%
FGH Annonsbyra A.B...............................      Sweden               HLR/BBDO Reklambyra A.B.                4%
HLR/Basic Promotion A.B..........................      Sweden               HLR/BBDO Reklambyra A.B.               40%
HLR/Broadcast Filmproduction A.B.................      Sweden               HLR/BBDO Reklambyra A.B.               40%
Box Direct Marketing A.B.........................      Sweden               HLR/BBDO Reklambyra A.B.               13%
Gester & Co. A.B.................................      Sweden               HLR/BBDO Reklambyra A.B.               11%
ASGS Editorial A.G...............................    Switzerland                 Aebi/BBDO A.G.                    66%
Aebi/BBDO A.G....................................    Switzerland               BBDO Worldwide Inc.                100%
Stentor/BBDO Advertising Ltd.....................      Taiwan                BBDO Asia Pacific Ltd.                55%
MEDIA +..........................................      Turkey        Alice Marketing Communication Services        27%
FOCUS 4..........................................      Turkey        Alice Marketing Communication Services        27%
Alice Marketing Communication Services...........      Turkey                  BBDO Worldwide Inc.                 30%
Impact/BBDO......................................United Arab Emirates    Impact/BBDO International Ltd.            44%
Abbott Mead Vickers. BBDO Ltd....................  United Kingdom              BBDO Worldwide Inc.                 26%
Ratto/BBDO Y Asociados...........................      Uruguay                David Ratto/BBDO S.A.                20%
BBDO Venezuela...................................     Venezuela                BBDO Worldwide Inc.                 50%
DDB Needham Worldwide Inc........................     New York                     Registrant                     100%
Doyle Dane Bernbach de Mexico S.A. de C.V........     New York                     Registrant                     100%
Milici Valenti Gabriel DDB Needham Inc...........      Hawaii                      Registrant                     100%
Tracy-Locke Inc..................................       Texas                      Registrant                     100%
DDB Needham Chicago Inc..........................     Delaware             DDB Needham Worldwide Inc.             100%
DDB Needham Worldwide Partners, Inc..............     New York             DDB Needham Worldwide Inc.             100%
Elgin Syferd/DDB Needham Inc.....................    Washington            DDB Needham Worldwide Inc.             100%
DDB Needham International Inc....................     Delaware             Omnicom International Inc.             100%
Tracy-Locke Public Relations, Inc................       Texas                   Tracy-Locke Inc.                  100%
The Focus Agency Inc.............................     Delaware              DDB Needham Chicago Inc.              100%
Puskar Gibbon Chapin Inc.........................       Texas                   Tracy-Locke Inc.                  100%
DDB Needham Brisbane Pty. Ltd....................     Australia          DDB Needham Melbourne Pty. Ltd.          100%



                                       4

                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
DDB Needham Worldwide Pty. Ltd. (Australia) .....     Australia       DDB Needham Worldwide Partners, Inc.        100%
Graphique Nominees Pty...........................     Australia    DDB Needham Worldwide Pty. Ltd. (Australia)     25%
K & Z Marketing Group Pty Limited................     Australia    DDB Needham Worldwide Pty. Ltd. (Australia)    100%
DDB Needham Melbourne Pty. Ltd...................     Australia    DDB Needham Worldwide Pty. Ltd. (Australia)    100%
DDB Needham Adelaide Pty. Ltd....................     Australia    DDB Needham Worldwide Pty. Ltd. (Australia)    100%
DDB Needham Sydney Pty. Ltd......................     Australia    DDB Needham Worldwide Pty. Ltd. (Australia)    100%
Nowland Robinson Partners Adv. Pty. Ltd..........     Australia    DDB Needham Worldwide Pty. Ltd. (Australia)     70%
Doyle Dane Bernbach Pty..........................     Australia                    Registrant                     100%
DDB Needham Heye & Partner Werbeagentur GmbH.....      Austria           DDB Needham Heye & Partner GmbH           53%
Acts Werbeveranstaltungen GmbH...................      Austria    DDB Needham Heye & Partner Werbeagentur GmbH     16%
DDB Needham Heye & Partner GmbH..................      Austria        DDB Needham Worldwide Partners, Inc.         55%
                                                                           Heye & Partner GmbH                     34%
DDB Needham Worldwide S.A. ......................      Belgium           DDB Needham International Inc.            20%
                                                                           DDB Needham Worldwide Inc.              26%
                                                                      DDB Needham Worldwide Partners, Inc.         20%
                                                                                   Registrant                      26%
DDB Needham Holding S.A..........................      Belgium             DDB Needham Worldwide, Inc.              1%
                                                                      DDB Needham Worldwide Partners, Inc.         99%
T.M.P. S.A.......................................      Belgium             DDB Needham Worldwide S.A.              23%
Omnimedia S.A....................................      Belgium             DDB Needham Worldwide S.A.              46%
Optimum Media Team S.A...........................      Belgium             DDB Needham Worldwide S.A.              46%
Marketing Power Rapp & Collins S.A...............      Belgium             DDB Needham Worldwide S.A.              60%
DDB Needham Worldwide Brazil Ltda................      Brazil              DDB Needham Worldwide Inc.              50%
Olympic DDB Needham Bulgaria.....................     Bulgaria              Olympic DDB Needham S.A.               51%
Omnicom Canada Inc...............................      Canada                      Registrant                     100%
Beijing DDB Needham Advertising Co. Ltd..........       China              DDB Needham Worldwide Ltd.              51%
DDB Needham WW Prague............................  Czech Republic     DDB Needham Worldwide Partners, Inc.         56%
The Media Partnership A/S........................      Denmark             DDB Needham Scandinavia A/S              6%
DDB Needham Denmark A/S..........................      Denmark             DDB Needham Scandinavia A/S             80%
DDB Needham Scandinavia A/S......................      Denmark        DDB Needham Worldwide Partners, Inc.        100%
Brand Sellers DDB Needham Estonia................      Estonia            Brand Sellers DDB Needham OY             20%
Brand Sellers DDB Needham OY.....................      Finland             DDB Needham Scandinavia A/S             30%
Promotive S.A....................................      France                   AZ Editions S.A.                   51%
DDB Lille S.A....................................      France                DDB Needham Trade S.A.                51%
DDB The Way S.A..................................      France                DDB Needham Trade S.A.                80%
JCR S.A..........................................      France                DDB Needham Trade S.A.                51%
Immomedia S.A....................................      France       DDB Needham Worldwide Communication S.A.       10%
Intertitres  S.A.................................      France       DDB Needham Worldwide Communication S.A.       75%
                                                                                    SDMP S.A.                      13%
Nacre S.A........................................      France       DDB Needham Worldwide Communication S.A.       51%
Tempo S.A........................................      France       DDB Needham Worldwide Communication S.A.       19%
DDB En Reseau S.A................................      France       DDB Needham Worldwide Communication S.A.       51%
DDB Needham GIE S.A..............................      France       DDB Needham Worldwide Communication S.A.      100%
TMPF S.A.........................................      France       DDB Needham Worldwide Communication S.A.       14%
CRTV S.A.........................................      France       DDB Needham Worldwide Communication S.A.       17%
Optimum Media S.A................................      France       DDB Needham Worldwide Communication S.A.       50%
Optimum Partenariat S.A..........................      France       DDB Needham Worldwide Communication S.A.       66%
Productions 32 S.A...............................      France       DDB Needham Worldwide Communication S.A.       66%
                                                                                    SDMP S.A.                      17%
Directing S.A....................................      France       DDB Needham Worldwide Communication S.A.       51%
Orchestra S.A....................................      France       DDB Needham Worldwide Communication S.A.       65%
Eurocorporate S.A................................      France       DDB Needham Worldwide Communication S.A.      100%
Colin Guittard Nazaret S.A.......................      France       DDB Needham Worldwide Communication S.A.       19%
Maphi S.A........................................      France       DDB Needham Worldwide Communication S.A.      100%
DDB Needham Worldwide Europe S.A.  ..............      France       DDB Needham Worldwide Communication S.A.      100%




                                       5

                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
MODA S.A.........................................      France       DDB Needham Worldwide Communication S.A.       83%
SDMP S.A.........................................      France       DDB Needham Worldwide Communication S.A.       51%
Intermail Rapp & Collins S.A.....................      France       DDB Needham Worldwide Communication S.A.       40%
                                                                                   Maphi S.A.                      60%
DDB Needham Trade S.A............................      France       DDB Needham Worldwide Communication S.A.      100%
Mediametrie S.A..................................      France       DDB Needham Worldwide Communication S.A.        2%
Force Directe S.A................................      France                      Maphi S.A.                       5%
Dites 33 S.A.....................................      France                      Maphi S.A.                      34%
Intertel S.A.....................................      France                      Maphi S.A.                     100%
Marketic Conseil S.A.............................      France                      Maphi S.A.                      51%
Pigment S.A......................................      France                      Maphi S.A.                      76%
Providence S.A...................................      France                       MODA S.A.                      83%
SFV S.A..........................................      France                  Productions 32 S.A.                 79%
DDB Needham Worldwide Communication S.A..........      France                      Registrant                     100%
DDB Needham Worldwide S.A. ......................      France                      Registrant                      45%
                                                                    DDB Needham Worldwide Communication S.A.       55%
Publiteam S.A....................................      France                       SDMP S.A.                      17%
AZ Editions S.A..................................      France                       SDMP S.A.                      51%
Perre Contact S.A................................      France                       SFV S.A.                       79%
Media Direction GmbH.............................      Germany      Communication Management GmbH Dusseldorf       22%
                                                                             BBDO GmbH & Partner KG                22%
Screen GmbH......................................      Germany      Communication Management GmbH Dusseldorf       99%
Wensauer DDB Needham GmbH (Ludwigsburg)..........      Germany      Communication Management GmbH Dusseldorf       99%
The Media Partnership GmbH.......................      Germany      Communication Management GmbH Dusseldorf       25%
Wensauer DDB Needham Beteiligungsgesellschaft GmbH     Germany      Communication Management GmbH Dusseldorf       82%
Wensauer DDB Needham GmbH........................      Germany      Communication Management GmbH Dusseldorf       99%
DeHaas & Partner Werbeagentur GmbH...............      Germany      Communication Management GmbH Dusseldorf       79%
Fritsch Heine Rapp & Collins GmbH................      Germany      Communication Management GmbH Dusseldorf       85%
Global Ad GmbH...................................      Germany      Communication Management GmbH Dusseldorf       48%
Heye & Partner GmbH..............................      Germany        DDB Needham Worldwide Partners, Inc.         45%
Data Direct Rapp & Collins GmbH..................      Germany          Fritsch Heine Rapp & Collins GmbH          85%
Heye Management Service GmbH.....................      Germany                 Heye & Partner GmbH                 23%
Print, Munchen GmbH..............................      Germany                 Heye & Partner GmbH                 45%
HDR GmbH Dusseldorf..............................      Germany                 Heye & Partner GmbH                 36%
Communication Management GmbH Dusseldorf.........      Germany                     Registrant                      99%
Camera Uno GmbH (Ludwigsburg)....................      Germany         Service Company GmbH (Ludwigsburg)          90%
Wensauer DDBN Werbeagentur GmbH (Frankfurt)......      Germany  Wensauer DDB Needham Beteiligungsgesellschaft GmbH 82%
SV Studio Lichts ATZ GmbH........................      Germany              Wensauer DDB Needham GmbH              99%
Service Company GmbH (Ludwigsburg)...............      Germany       Wensauer DDB Needham GmbH (Ludwigsburg)       99%
Olympic DDB Needham S.A..........................      Greece               DDB Needham Holding S.A.               51%
Tempo Hellas S.A.................................      Greece               Olympic DDB Needham S.A.               13%
Inno Rapp & Collins S.A..........................      Greece               Olympic DDB Needham S.A.               26%
The Media Partnership S.A........................      Greece               Olympic DDB Needham S.A.               13%
Oxygen S.A.......................................      Greece               Olympic DDB Needham S.A.               46%
Brilliant Shine Development Ltd..................     Hong Kong    Bentley DDB Needham Public Relations, Ltd.      70%
Bentley DDB Needham Public Relations, Ltd........     Hong Kong           DDB Needham Asia Pacific Ltd.            70%
Product Creation Ltd.............................     Hong Kong           DDB Needham Asia Pacific Ltd.            51%
Lee DDB Needham Public Relations Ltd. (Taiwan)...     Hong Kong           DDB Needham Asia Pacific Ltd.            25%
Delta Group Ltd..................................     Hong Kong           DDB Needham Asia Pacific Ltd.           100%
Doyle Dane Bernbach Hong Kong Ltd................     Hong Kong           DDB Needham Asia Pacific Ltd.           100%
Window Creative Ltd..............................     Hong Kong           DDB Needham Asia Pacific Ltd.            85%
DDB Needham Worldwide Ltd........................     Hong Kong           DDB Needham Asia Pacific Ltd.           100%
Integrated Marketing Services Ltd................     Hong Kong           DDB Needham Asia Pacific Ltd.            70%
DDB Needham Asia Pacific Ltd.....................     Hong Kong       DDB Needham Worldwide Partners, Inc.        100%




                                       6

                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
DDB Needham Advertising Co. (Budapest)...........      Hungary    DDB Needham Heye & Partner Werbeagentur GmbH     21%
                                                                      DDB Needham Worldwide Partners, Inc.         40%
MUDRA Communications Ltd.........................       India         DDB Needham Worldwide Partners, Inc.         10%
Verba DDB Needham S.R.L..........................       Italy                      Registrant                      85%
Corporate S.R.L..................................       Italy               Verba DDB Needham S.R.L.               85%
Verba PSA .......................................       Italy               Verba DDB Needham S.R.L.               55%
Rapp/Collins Mixer S.R.L.........................       Italy               Verba DDB Needham S.R.L.               85%
Consilium S.R.L..................................       Italy               Verba DDB Needham S.R.L.               85%
TMP Italy S.R.L..................................       Italy               Verba DDB Needham S.R.L.               21%
Mix S.R.L........................................       Italy               Verba DDB Needham S.R.L.               68%
Dai Ichi Kikaku Rapp & Collins Direct Marketing Co., Ltd.                         JapanDDB Needham Worldwide Inc.  33%
DDB Needham Japan Inc............................       Japan              DDB Needham Worldwide Inc.             100%
DDB Needham DIK Korea............................       Korea         DDB Needham Worldwide Partners, Inc.         25%
Naga DDB Needham Dik SDN BHD.....................     Malaysia            DDB Needham Asia Pacific Ltd.            30%
DDB Needham Worldwide S.A. de C.V................      Mexico      Negocios DDB Needham Worldwide S.A. de C.V.     51%
                                                                                   Registrant                      49%
Negocios DDB Needham Worldwide S.A. de C.V.......      Mexico                      Registrant                     100%
Capitol Advice B.V...............................    Netherlands                    DDB B.V.                      100%
Rapp and Collins B.V.............................    Netherlands                    DDB B.V.                      100%
Bas van Wijk Project House B.V...................    Netherlands                    DDB B.V.                      100%
DDB Needham Holding B.V..........................    Netherlands      DDB Needham Worldwide Partners, Inc.        100%
DDB B.V..........................................    Netherlands                   Registrant                     100%
The Media Partnership B.V........................    Netherlands                    DDB B.V.                       19%
DDB Needham New Zealand Ltd......................    New Zealand           DDB Needham Worldwide Ltd.              70%
DDB Needham WW Ltd...............................    New Zealand    DDB Needham Worldwide Pty. Ltd. (Australia)   100%
DDB Needham Holding Norway A/S...................      Norway               DDB Needham Holding B.V.              100%
New Deal DDB Needham A/S.........................      Norway            DDB Needham Holding Norway A/S            56%
Big Deal A/S.....................................      Norway               New Deal DDB Needham A/S               28%
Pro Deal A/S.....................................      Norway               New Deal DDB Needham A/S               56%
AMA DDB Needham Worldwide Inc....................    Philippines          DDB Needham Asia Pacific Ltd.            30%
DDB Needham Worldwide Warszawa...................      Poland         DDB Needham Worldwide Partners, Inc.        100%
The Media Partnership............................     Portugal DDB Needham Worldwide & Guerreiro, Publicidade S.A. 18%
DDB Needham Worldwide & Guerreiro, Publicidade S.A    Portugal                     Registrant                      70%
DDB Needham Worldwide GAF Pte. Ltd...............     Singapore        Doyle Dane Bernbach Hong Kong Ltd.          85%
DDB Needham Worldwide Bratislava.................  Slovak Republic    DDB Needham Worldwide Partners, Inc.        100%
Tandem/DDB Needham Worldwide, S.A................       Spain              DDB Needham Worldwide Inc.               7%
                                                                                   Registrant                      79%
Wintel S.A.......................................       Spain                  Rapp & Collins S.A.                 77%
Tandem/DDB Campmany Guasch, S.A..................       Spain                      Registrant                       2%
                                                                        Tandem/DDB Needham Worldwide S.A.          84%
Optimum Media S.A................................       Spain           Tandem/DDB Campmany Guasch, S.A.           86%
Publiexclusivas S.A..............................       Spain           Tandem/DDB Campmany Guasch, S.A.           11%
                                                                        Tandem/DDB Needham Worldwide S.A.          15%
                                                                                BBDO Espana S.A.                   27%
Tandem Sponsoring S.A............................       Spain           Tandem/DDB Needham Worldwide S.A.          86%
Instrumens S.A...................................       Spain           Tandem/DDB Needham Worldwide S.A.          60%
Rapp & Collins S.A...............................       Spain           Tandem/DDB Needham Worldwide S.A.          77%
Oedipus S.A......................................       Spain           Tandem/DDB Needham Worldwide S.A.          44%
A Toda Copia S.A.................................       Spain           Tandem/DDB Needham Worldwide S.A.          86%
The Media Partnership S.A........................       Spain           Tandem/DDB Needham Worldwide S.A.          21%
Paradiset DDB Needham A.B........................      Sweden     Carlsson & Broman DDB Needham Worldwide A.B.     51%
Carlsson & Broman DDB Needham Worldwide A.B......      Sweden         DDB Needham Worldwide Partners, Inc.        100%
DDB Needham Werbeagentur A.G.....................    Switzerland            DDB Needham Holding A.G.              100%
Seiler Zur DDB Needham A.G.......................    Switzerland            DDB Needham Holding A.G.               30%
Quadri & Partner AG Zur..........................    Switzerland               Heye & Partner GmbH                 15%




                                       7

                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
DDB Needham Holding A.G..........................    Switzerland                   Registrant                     100%
DDB Needham Worldwide Taiwan Ltd.................      Taiwan             DDB Needham Asia Pacific Ltd.            50%
Far East Advertising Co. Ltd.....................     Thailand            DDB Needham Asia Pacific Ltd.            10%
DDB Needham (Thailand) Ltd.......................     Thailand        DDB Needham Worldwide Partners, Inc.         51%
                                                                          Far East Advertising Co. Ltd.             4%
Baxter, Gurian & Mazzei, Inc.....................    California       Health & Medical Communications, Inc.       100%
Rainoldi, Kerzner & Radcliffe, Inc...............    California            Kallir, Philips, Ross Inc.             100%
Alcone Sims O'Brien, Inc.........................    California                    Registrant                     100%
Doremus & Company................................     Delaware                 BBDO Worldwide Inc.                100%
Gavin Anderson & Company Worldwide Inc...........     Delaware               Doremus Holdings Corp.               100%
Porter Novelli Inc...............................     Delaware                  Doremus & Company                 100%
HHL Publishing Inc...............................     Delaware     Headway, Home and Law Publishing Group Ltd.     82%
Interbrand Holdings Inc..........................     Delaware                Interbrand Group plc.               100%
Rapp Collins Worldwide Inc. (DE).................     Delaware          Rapp Collins Worldwide Inc. (TX)          100%
Doremus Holdings Corp............................     Delaware                     Registrant                     100%
Thomas A. Schutz Co., Inc........................     Delaware                     Registrant                     100%
Bernard Hodes Advertising Inc....................     Delaware                     Registrant                     100%
Merkley Newman Harty, Inc........................     Delaware                     Registrant                     100%
Rapp Collins Agency Group Inc....................     Delaware                     Registrant                     100%
Frank J. Corbett, Inc............................     Illinois        Health & Medical Communications, Inc.       100%
Rapp Collins Worldwide Inc. (IL).................     Illinois          Rapp Collins Worldwide Inc. (TX)          100%
Brodeur & Partners Inc...........................   Massachusetts                  Registrant                     100%
Health & Medical Communications, Inc.............     New York                 BBDO Worldwide Inc.                100%
RC Communications, Inc...........................     New York                 BBDO Worldwide Inc.                 98%
Gavin Anderson Shareholder Targeting, Inc........     New York       Gavin Anderson & Company Worldwide Inc.      100%
Gavin Anderson & Company Inc.....................     New York       Gavin Anderson & Company Worldwide Inc.      100%
Lavey/Wolff/Swift, Inc...........................     New York        Health & Medical Communications, Inc.       100%
Interbrand Corporation...........................     New York              Interbrand Holdings Inc.              100%
Harrison & Star, Inc.............................     New York                     Registrant                     100%
Health Science Communications Inc................     New York                     Registrant                     100%
Harrison Star Wiener & Beitler Public Relations, Inc. New York                     Registrant                     100%
The Schechter Group Inc..........................     New York                     Registrant                     100%
Kallir, Philips, Ross, Inc.......................     New York                     Registrant                     100%
TELERx Marketing, Inc............................   Pennsylvania      Health & Medical Communications, Inc.        49%
Rapp Collins Worldwide Inc. (TX).................       Texas                      Registrant                     100%
TP Flower Unit Trust S.A. (Sydney)...............     Australia       Gavin Anderson & Co. (Australia) Ltd.       100%
KPR S.A..........................................      Belgium             Kallir, Philips, Ross, Inc.            100%
Promotess S.A....................................      Belgium               Promotess Holdings S.A.              100%
Promotess Holdings S.A...........................      Belgium                     Registrant                     100%
Gavin Anderson & Co. (Australia) Ltd.............  Cayman Islands    Gavin Anderson & Company Worldwide Inc.      100%
Gavin Anderson & Company (France) S.A............      France        Gavin Anderson & Company Worldwide Inc.      100%
Product Plus (France) S.A........................      France              Product Plus (London) Ltd.              83%
AZ Promotion - Moridis...........................      France                      Registrant                      40%
Hagt, Stock-Schroer & Partner GmbH...............      Germany                      BBDO GmbH                      30%
Advantage GmbH...................................      Germany                  Doremus & Company                  26%
Gavin Anderson & Company Worldwide GmbH..........      Germany       Gavin Anderson & Company Worldwide Inc.      100%
Interbrand GmbH..................................      Germany        Interbrand International Holdings BV        100%
Gavin Anderson & Company (H.K.) Limited..........     Hong Kong      Gavin Anderson & Company Worldwide Inc.      100%
Product Plus (Far East) Ltd......................     Hong Kong            Product Plus (London) Ltd.              83%
Counter Products Marketing (Ireland) Ltd.........      Ireland              CPM Field Marketing Ltd.              100%
Kabushiki Kaisha Interbrand Japan................       Japan                    Interbrand GmbH                   26%
                                                                      Interbrand International Holdings BV         74%
Rapp Collins Marcoa Mexico S.A. de C.V...........      Mexico           Rapp Collins Worldwide Inc. (TX)          100%
Interbrand International Holdings BV.............    Netherlands              Interbrand Group plc.               100%
Product Plus Iberica SA..........................       Spain              Product Plus (London) Ltd.              83%




                                       8

                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
David Douglass Associates Ltd....................  United Kingdom           CPM Field Marketing Ltd.              100%
Vandisplay Ltd...................................  United Kingdom           CPM Field Marketing Ltd.               25%
Product Plus (London) Ltd........................  United Kingdom          Davidson Pearce Group Ltd.              83%
The Rapp Collins Partnership Ltd.................  United Kingdom          Davidson Pearce Group Ltd.             100%
CPM Field Marketing (Operations) Ltd.............  United Kingdom          Davidson Pearce Group Ltd.             100%
Medi Cine International plc......................  United Kingdom      Diversified Agency Services Limited        100%
Doremus & Co. Ltd................................  United Kingdom      Diversified Agency Services Limited        100%
Vox Prism International Ltd......................  United Kingdom      Diversified Agency Services Limited        100%
Omnicom UK Limited...............................  United Kingdom      Diversified Agency Services Limited        100%
Countrywide Communications Group Limited.........  United Kingdom      Diversified Agency Services Limited         75%
BMP Countrywide Limited..........................  United Kingdom    Countrywide Communications Group Limited      71%
Countrywide Communications (London) Limited......  United Kingdom    Countrywide Communications Group Limited      75%
Government Policy Consultants Limited............  United Kingdom    Countrywide Communications Group Limited      42%
Countrywide Communications Limited...............  United Kingdom    Countrywide Communications Group Limited      75%
Countrywide Communications North Limited.........  United Kingdom    Countrywide Communications Group Limited      75%
Countrywide Communications (Scotland) Limited....  United Kingdom    Countrywide Communications Group Limited      56%
Affinity Consulting Limited......................  United Kingdom    Countrywide Communications Group Limited      75%
Countrywide Employee Trust Limited...............  United Kingdom    Countrywide Communications Group Limited      75%
VandenBurg Marketing Limited.....................  United Kingdom    Countrywide Communications Group Limited      75%
Lynam Creasy Sponsorship Limited.................  United Kingdom    Countrywide Communications Group Limited       8%
Affinity PIPR Consulting Limited.................  United Kingdom          Affinity Consulting Limited             25%
First City/BBDO Ltd..............................  United Kingdom      Diversified Agency Services Limited         60%
First City Public Relations Ltd..................  United Kingdom      Diversified Agency Services Limited         60%
Bernard Hodes Advertising Ltd....................  United Kingdom      Diversified Agency Services Limited         81%
Omnicom Finance Ltd..............................  United Kingdom      Diversified Agency Services Limited        100%
Headway, Home and Law Publishing Group Ltd.......  United Kingdom      Diversified Agency Services Limited         82%
Gavin Anderson (UK) Ltd..........................  United Kingdom      Diversified Agency Services Limited         75%
Clareville HHL Ltd...............................  United Kingdom    Headway, Home and Law Publishing Group Ltd.   74%
Headway, Home and Law Publishing Ltd.............  United Kingdom    Headway, Home and Law Publishing Group Ltd.   82%
Premier Magazines Limited........................  United Kingdom    Headway, Home and Law Publishing Group Ltd.   40%
Interbrand UK Ltd................................  United Kingdom             Interbrand Group plc.               100%
Markforce Associates Ltd.........................  United Kingdom             Interbrand Group plc.               100%
Hoare Wilkins Ltd................................  United Kingdom              Omnicom UK Limited                  86%
Colour Solutions Ltd.............................  United Kingdom              Omnicom UK Limited                 100%
Interbrand Group plc.............................  United Kingdom              Omnicom UK Limited                 100%
Macmillan Davies Consultants Ltd.................  United Kingdom              Omnicom UK Limited                 100%
Solutions in Media Ltd...........................  United Kingdom              Omnicom UK Limited                 100%
Davidson Pearce Group Ltd........................  United Kingdom              Omnicom UK Limited                 100%
The Anvil Consultancy Ltd........................  United Kingdom              Omnicom UK Limited                 100%
Macmillan Davies Advertising Ltd.................  United Kingdom              Omnicom UK Limited                 100%
WWAV Group plc...................................  United Kingdom              Omnicom UK Limited                 100%
Granby Marketing Services Ltd....................  United Kingdom              Omnicom UK Limited                 100%
Specialist Publications (UK) Ltd.................  United Kingdom              Omnicom UK Limited                 100%
BMP DDB Needham Worldwide Ltd....................  United Kingdom              Omnicom UK Limited                  97%
Paling Ellis/KPR Ltd.............................  United Kingdom              Omnicom UK Limited                 100%
CPM Field Marketing Ltd..........................  United Kingdom              Omnicom UK Limited                 100%
Phoenix Travel (Paddington) Ltd..................  United Kingdom              Omnicom UK Limited                  50%
Excel Plus Ltd...................................  United Kingdom          Product Plus (London) Ltd.              42%
Diversified Agency Services Limited..............  United Kingdom                  Registrant                     100%
The Computing Group Ltd..........................  United Kingdom                WWAV Group plc                    86%
WWAV (North) Ltd.................................  United Kingdom                WWAV Group plc                    78%
HLB Ltd..........................................  United Kingdom                WWAV Group plc                   100%
Watson, Ward, Albert, Vandell Ltd................  United Kingdom                WWAV Group plc                   100%
Hooton Schofield Ltd.............................  United Kingdom                WWAV Group plc                   100%
TBWA International Inc. .........................     Delaware               TBWA International B.V.              100%




                                       9

                                                                                                             Percentage
                                                                                                              of Voting
                                                    Jurisdiction                                              Securities
                                                         of                         Owning                     Owned by
                      Company                       Incorporation                   Entity                    Registrant
                      -------                       -------------                   ------                    ----------
Grand Central Partners L.P.......................     Missouri               TBWA Advertising, Inc.                23%
TBWA Switzer Wolfe Advertising Inc. .............     Missouri               TBWA Advertising, Inc.                80%
TBWA Advertising, Inc. ..........................     New York              TBWA International Inc.               100%
TBWA/GBD Holdings, Inc...........................     New York               TBWA Advertising, Inc.               100%
Beisler & Associates, Inc........................     New York               TBWA Advertising, Inc.               100%
TBWA CU Holdings, Inc............................     New York               TBWA Advertising, Inc.               100%
Lois Geller Direct, Inc..........................     New York               TBWA Advertising, Inc.               100%
GBB Advertising Co...............................     New York               TBWA/GBD Holdings, Inc.               51%
Castle Underwood Advertising Co..................     New York               TBWA CU Holdings, Inc.                70%
TBWA S.A. (Brussels).............................      Belgium               TBWA International B.V.              100%
Illuco S.A. (Brussels)...........................      Belgium                TBWA S.A. (Brussels)                100%
TBWA Reklamebureau A/S...........................      Denmark               TBWA International B.V.                9%
TBWA de Plas S.A. (Paris)........................      France                TBWA International B.V.              100%
Offensive Media S.A..............................      France               TBWA de Plas S.A. (Paris)             100%
TBWA (Deutschland) Holding GmbH (Frankfurt)......      Germany               TBWA International B.V.              100%
TBWA Direct Werbeagentur GmbH ...................      Germany     TBWA (Deutschland) Holding GmbH (Frankfurt)    100%
Eurospace Media GmbH.............................      Germany     TBWA (Deutschland) Holding GmbH (Frankfurt)    100%
Mandel Und Wermier Agentur Fur Marketing
   Und Werbung GmbH..............................      Germany     TBWA (Deutschland) Holding GmbH (Frankfurt)     25%
TBWA Werbeagentur GmbH...........................      Germany     TBWA (Deutschland) Holding GmbH (Frankfurt)    100%
AM-C Werbeagentur GmbH...........................      Germany     TBWA (Deutschland) Holding GmbH (Frankfurt)    100%
TBWA Dusseldorf GmbH.............................      Germany               TBWA Werbeagentur GmbH               100%
Graf Bertel Buczek GmbH..........................      Germany                 GBB Advertising Co.                 51%
TBWA Italia SpA (Milan)..........................       Italy                TBWA International B.V.              100%
Group Services S.R.L.............................       Italy                TBWA Italia SpA (Milan)              100%
Eurospace S.R.L..................................       Italy                TBWA Italia SpA (Milan)               49%
Ma.Ma.Fin S.R.L..................................       Italy                TBWA Italia SpA (Milan)              100%
Nadler & Larimer (Milan).........................       Italy                   Ma.Ma.Fin S.R.L.                   60%
                                                                             TBWA Italia SpA (Milan)               40%
TBWA International B.V...........................    Netherlands                   Registrant                     100%
TBWA NETH-work B.V...............................    Netherlands             TBWA International B.V.               50%
TISSA Holding B.V................................    Netherlands             TBWA International B.V.              100%
TBWA Groep B.V...................................    Netherlands                TISSA Holding BV                  100%
TBWA Reklame & Marketing B.V.....................    Netherlands                  TBWA Groep BV                   100%
Multicom Direkt Marketing & Advertising B.V......    Netherlands                  TBWA Groep BV                   100%
Hunt Lascaris TBWA Holdings (Pty) Ltd............   South Africa             TBWA International B.V.               20%
TBWA Espana S.A..................................       Spain                TBWA International B.V.               80%
Ervaco/TBWA......................................      Sweden                TBWA International B.V.                9%
TBWA International A.G...........................    Switzerland             TBWA International B.V.              100%
TBWA A.G. (Zurich)...............................    Switzerland             TBWA International A.G.              100%
Floral Street Holdings Ltd.......................  United Kingdom            TBWA International B.V.              100%
TBWA Holmes Knight Ritchie Ltd...................  United Kingdom          Floral Street Holdings Ltd.            100%
TISSA Ltd........................................  United Kingdom          Floral Street Holdings Ltd.            100%
FSC Group Ltd....................................  United Kingdom        TBWA Holmes Knight Ritchie Ltd.           92%
Boxtech Ltd......................................  United Kingdom        TBWA Holmes Knight Ritchie Ltd.           75%
Rose Video Ltd...................................  United Kingdom        TBWA Holmes Knight Ritchie Ltd.          100%





                                       10